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                                                                    EXHIBIT 10.1





                           COMMUNITY FIRST BANKSHARES, INC.

                                ANNUAL INCENTIVE PLAN

                                         1996

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1996 AIP


GROUP              TARGET INCENTIVE                MAXIMUM

I        CEO            40%                           80%

II       EVP'S          30%                           60%

III      SVP'S          20%                           40%

IV       VP'S           10%                           20%



SPLIT 60% INTERNAL & 40% EXTERNAL

         TARGET         INTERNAL                 EXTERNAL

I          40%            24%                      16%

II         30%            18%                      12%

III        20%            12%                       8%

IV         10%             6%                       4%

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INTERNAL AWARD CALCULATION

Based on performance versus plan EPS as target.
No award if less than 90% of plan.
Double internal amount @ 115% of plan (see schedule).
Round up at .5 (plan) and down at .5.


                   Fully Diluted       AWARD % OF BASE SALARY
     % OF PLAN          EPS       I         II       III       IV

Under       90         1.86      0         0         0         0
            91         1.88      2.4       1.8       1.2        .6
            92         1.90      4.8       3.6       2.4       1.2
            93         1.93      7.2       5.4       3.6       1.8
            94         1.95      9.6       7.2       4.8       2.4
            95         1.97     12.0       9.0       6.0       3.0
            96         1.99     14.4      10.8       7.2       3.6
            97         2.01     16.8      12.6       8.4       4.2
            98         2.03     19.2      14.4       9.6       4.8
            99         2.05     21.6      16.2      10.8       5.4
           100         2.07     24.0      18.0      12.0       6.0
           101         2.09     25.6      19.2      12.8       6.9
           102         2.11     27.2      20.4      13.6       6.8
           103         2.13     28.8      21.6      14.4       7.2
           104         2.15     30.4      22.8      15.2       7.6
           105         2.17     32.0      24.0      16.0       8.0
           106         2.19     33.6      25.2      16.8       8.4
           107         2.21     35.2      26.4      17.6       8.8
           108         2.24     36.8      27.6      18.4       9.2
           109         2.26     38.4      28.8      19.2       9.6
           110         2.28     40.0      30.0      20.0      10.0
           111         2.30     41.6      31.2      20.8      10.4
           112         2.32     43.2      32.4      21.6      10.8
           113         2.34     44.8      33.6      22.4      11.2
           114         2.36     46.4      34.8      23.2      11.6
          115+         2.38     48.0      36.0      24.0      12.0


COMPENSATION COMMITTEE RESERVED RIGHT TO ADJUST FOR FDIC PREMIUM REDUCTION VARIANCE FROM APPROVED PLAN (4CENTS PER 100).


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EXTERNAL AWARD CALCULATION

SNL peer group (20 banks) for CURRENT PERFORMANCE YEAR based on group as of December 31, 1995.

Combines incentive for ROE and growth (see matrix).

SNL 20 BANK GROUP

Percentile               75th or higher       100%      150%      200%
ROE                                50th        50%      100%      150%
                          49th or lower         0%       50%      100%
                          49th or lower      50th                75th or higher
                                                    Percentile asset growth rate

External award calculation:
                                % OF SALARY AT PERFORMANCE LEVEL
         TARGET                50%      100%      150%      200%
I        16%                    8%       16%       24%       32%
II       12%                    6%       12%       18%       24%
III      8%                     4%        8%       12%       16%
IV       4%                     2%        4%        6%        8%

The SELECTED PEER GROUP reflects our selection of the NINETEEN OTHER INSTITUTIONS most like the subject institution to be used as a peer group in comparing relative compensation levels. For banks with assets of less than $5 billion, the automated process searches in sequence for:

    1.   Banks in the same state within 40% of total assets.
    2.   Banks in the same region within 40% of total assets.
    3.   Banks in the same state within 80% of total assets.
    4.   Banks in the same region within 80% of total assets.
    5.   Any bank within 40% of total assets.
    6.   Any bank within 80% of total assets.
    7.   Banks closest in asset size.

If at any point in the sequence nineteen banks are found, the sequence stops and those banks form the Selected Peer Group. If step six is reached and there are still not nineteen other banks, the banks closest in asset size anywhere in the country are chosen to round out the peer group.


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